SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  May 28, 2002
                        (Date of Earliest Event Reported)


                                  Timeline Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Washington                    1-13524                91-1590734
(State or Other Jurisdiction of  (Commission File No.)       (IRS Employer
         Incorporation                                    Identification Number)

                        3055 112th Avenue N.E., Suite 106
                               Bellevue, WA 98004
             (Address of Principal Executive Offices, including zip)


                                 (425) 822-3140
              (Registrant's Telephone Number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 4.         Changes In Registrant's Certifying Accountant.

     Effective as of May 28, 2002, Timeline Inc., a Washington corporation (the "Company") changed its independent auditors from Arthur Andersen LLP to KPMG LLP. The change in independent auditors was made prior to commencing the audit on the Company's financial statements for the fiscal year ended March 31, 2002. This change in accountants was approved by the Company's Board of Directors, upon the recommendation of the Audit Committee.

     During the Company's two most recent fiscal years and the subsequent interim period through May 28, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports. In addition, during the Company's two most recent fiscal years and the subsequent interim period, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "Commission")).

     The audit reports of Arthur Andersen LLP on the Company's financial statements for the past two fiscal years ended March 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

     The Company has provided Arthur Andersen LLP with a copy of the disclosures made in this Current Report on Form 8-K in advance of the day that these disclosures were filed by the Company with the Commission. Attached as Exhibit
16.1 to this Form 8-K is a copy of Arthur Andersen LLP's letter stating its agreement with such statements.

     During the Company's two most recent fiscal years and the subsequent interim period, the Company did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)       Exhibits
                   16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant

                                                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

           Dated:  May 30, 2002.

                        TIMELINE, INC.



                        By:          /s/ Charles R. Osenbaugh
                             Charles R. Osenbaugh
                             Chief Executive Officer and Chief Financial Officer

                                                                    EXHIBIT 16.1


[Arthur Andersen LLP Letterhead]


May 29, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Dear Sir/Madam:

We have read the second and third paragraphs of Item 4 included in the Form 8-K dated May 28, 2002 of Timeline Inc. and are in agreement with the statements contained therein.

Very truly yours,


/s/ Arthur Andersen LLP